Exhibit 10.1

FIFTH Amendment

to

SECOND AMENDED AND RESTATED Loan and security agreement

This Fifth Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 23rd day of June, 2022 by and between SILICON VALLEY BANK (“Bank”) and ASPEN AEROGELS, INC., a Delaware corporation (“Borrower”) whose address is 30 Forbes Road, Building B, Northborough, Massachusetts 01532.

Recitals

A.Bank and Borrower have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of March 12, 2021, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated September 29, 2021, as further amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated December 27, 2021, as further amended by that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated March 31, 2022, as further amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated April 28, 2022 (as the same may from time to time be further amended, restated, amended and restated, modified and/or supplemented, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 13 (Definitions).  The following terms and their respective definitions set forth in Section 13.1 are deleted in their entirety and replaced with the following:

““Key Person” is Borrower’s Chief Executive Officer and President as of the Effective Date, who is Donald R. Young.”

““Revolving Line Maturity Date” is August 26, 2022.”

3.Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, in all material respects, the terms and disclosures contained in a certain Perfection Certificate dated as of March 12, 2021, and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Perfection Certificate as updated by Annex 1,  have not changed, as of the date hereof.

6.No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

7. Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings,

representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.Fees and Expenses.  Borrower agrees to promptly pay Bank, upon receipt of an invoice, Bank’s legal fees and expenses incurred in connection with this Amendment.

10.Effectiveness.  As a condition precedent to the effectiveness of this Amendment and the Bank’s obligation to make further Advances under the Revolving Line, the Bank shall have received the following documents prior to or concurrently with this Amendment, each in form and substance reasonably satisfactory to Bank:

10.1this Amendment duly executed on behalf of Borrower;

10.2the Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by Guarantor; and

10.3such other documents as Bank may reasonably request.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		ASPEN AEROGELS, INC.

By:	/s/ Frank Groccia	By:	/s/ Ricardo C. Rodriguez
Name: Frank Groccia		Name: Ricardo C. Rodriguez
Title: Director		Title: Senior Vice President, Chief Financial Officer and Treasurer

Schedule 1

ACKNOWLEDGMENT OF AMENDMENT
AND REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

Section 1.Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated as of the date hereof (“the “Amendment”).

Section 2.Guarantor hereby consents to the Amendment and agrees that the Guaranty and Guarantor Security Agreement relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instruction delivered in connection herewith.

Section 3.Guarantor represents and warrants that, after giving effect to the Amendment, all representations and warranties contained in the Guaranty are true, accurate and complete as if made the date hereof.

Dated as of June 23, 2022

[Signature Page Follows]

GUARANTOR:	ASPEN AEROGELS RHODE ISLAND, LLC

	By:	/s/ Ricardo C. Rodriguez
Name: Ricardo C. Rodriguez
Title: Senior Vice President, Chief Financial Officer and Treasurer

Annex 1

Section 2 of the Perfection Certificate is hereby updated to refer to the following filed reports:

Public Disclosures By Borrower Since March 2021

Date	Filing Type

March 15, 2021	S-3
March 23, 2021	Press Release – Water Tower Fireside Chat Series
April 7, 2021	Press Release – Q1 2021 Earnings Release and Conference Call Date
April 19, 2021	DEFA 14A
April 23, 2021	Effectiveness Order
April 29, 2021	8-K - Press Release Q1 2021 Financial Results
April 29, 2021	Press Release – Q1 2021 Financial Results
May 4, 2021	10-Q (Q1 2021)
May 6, 2021	Press Release – Italian Building Materials Lawsuit
May 6, 2021	8-K – Press Release Patent Infringement Action
May 17, 2021	Press Release – Water Tower Fireside Chat Series
May 18, 2021	Press Release – Needham Technology & Media Conference
June 1, 2021	8-K – Annual Meeting Voting Results
June 1, 2021	Press Release – Fireside Chat at Cowen Technology
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 3, 2021	Form 4 – Non-Employee Director Stock Award
June 8, 2021	Press Release - Water Tower Fireside Chat Series
June 29, 2021	Press Release - $75 Million Private Placement with Koch Strategic Platforms
June 30, 2021	8-K – Securities Purchase Agreement
July 1, 2021	D – Small Company Offereing and Sale of Securities Without Registration
July 1, 2021	Form 4 – Employee Director Stock Award
July 8, 2021	Press Release – Q2 2021 Earnings Release and Conference Call Date
July 29, 2021	8-K – Press Release Q1 2021 Financial Results
July 29, 2021	Press Release – Q2 2021 Financial Results
August 4, 2021	Form 4 – Whitaker exercise/sale
August 4, 2021	Form 4 – Landes sale
August 4, 2021	10-Q (Q2 2021)
August 5, 2021	Fireside Chat at Canaccord Genuity 41st Annual Growth Conference
August 27, 2021	Form 4 – Conte exercise/sale
September 1, 2021	Fireside Chat at Cowen 14th Annual Global Transportation & Sustainable Mobility Conference
September 10, 2021	S-3
September 20, 2021	Effectiveness Order

September 24, 2021	424B3 - Prospectus
October 1, 2021	Current report filing
October 28, 2021	Current report filing
November 3, 2021	Form 4 – Young sale
November 4, 2021	8-K - Press Release Q3 2021 Financial Results
November 10, 2021	Form 4 – Whitaker exercise/sale
November 29, 2021	Form 4 – Gervis exercise
December 1, 2021	Form 4 – Conte exercise/sale
December 20, 2021	Form 4 – Noetzel exercise
December 27, 2021	Current report filing
January 3, 2022	Current report filing
January 4, 2022	Current report filing
January 13, 2022	Current report filing
January 28, 2022	Schedule 13G/A filing
January 31, 2022	Form 3 filing
February 9, 2022	Schedule 13G/A filing
February 11, 2022	Form 5 filing
February 17, 2022	Current report filing
February 17, 2022	Current report filing
February 18, 2022	Current report filing
February 22, 2022	Schedule 13G/A filing
February 23, 2022	Form 4 – Spring Creek Capital LLC
February 25, 2022	Form 4 - Fairbanks
February 25, 2022	Form 4 - Young
February 25, 2022	Form 4 - Conte
February 25, 2022	Form 4 - Schilling
February 25, 2022	Form 4 - Gould
February 25, 2022	Form 4 - Whitaker
February 25, 2022	Form 4 - Landes
March 1, 2022	S-8 registration Statement
March 1, 2022	Form 10-K Annual Report
March 1, 2022	Form 4 - Young
March 1, 2022	Form 4 - Whitaker
March 1, 2022	Form 4 - Fairbanks
March 1, 2022	Form 4 - Conte
March 1, 2022	Form 4 - Landes
March 3, 2022	Form D
March 16, 2022	S-3 Registration Statement
March 16, 2022	Current report filing
March 23, 2022	Form 4 – Gervis
March 29, 2022	Current report filing
March 30, 2022	Form 3 – Wood River Capital LLC
March 30, 2022	Form 4 – Koch Industries, Inc.
April 1, 2022	Current report filing
April 1, 2022	Form 3 - Rodriguez
April 5, 2022	Schedule 13D
April 6, 2022	Form D
April 11, 2022	Form 4 – Noetzel Exercise
April 21, 2022	Proxy Statement (definitive)

April 21, 2022	Additional Proxy Soliciting Materials (definitive)
April 27, 2022	Current report filing
April 29, 2022	Current report filing
April 29, 2022	Additional Proxy Soliciting Materials (definitive)
May 3, 2022	SC 13D/A Amended Statement of Beneficial Ownership
May 3, 2022	Form 4
May 3, 2022	Form 4
May 4, 2022	S-3 Registration Statement
May 10, 2022	10-Q Quarterly Report
May 12, 2022	Form 4
May 13, 2022	Effectiveness Order
May 19, 2022	Current report filing
May 24, 2022	Form 3
June 3, 2022	Current report filing
June 6, 2022	Current report filing
June 6, 2022	Current report filing
June 6, 2022	A total of 13 - Form 4/4A filings

OFFICERS OF THE Company AND ITS SUBSIDIARIES

The following are the names and titles of the officers of the Company and its subsidiaries.

Name of Officer	Office/Title	Name of Company/Subsidiary
Donald R. Young	President and Chief Executive Officer	Aspen Aerogels, Inc. and Rhode Island, German and Georgia Subsidiaries
Ricardo C. Rodriguez	Senior Vice President, Chief Financial Officer and Treasurer	Aspen Aerogels, Inc. and Rhode Island, German and Georgia Subsidiaries.
Corby Whitaker	Senior Vice President Sales & Marketing	Aspen Aerogels, Inc.
Keith L. Schilling	Senior Vice President, Technology	Aspen Aerogels, Inc.
Kelley Conte	Senior Vice President, Human Resources	Aspen Aerogels, Inc. and Rhode Island and Georgia Subsidiaries.
Gregg Landes	Senior Vice President, Operations and Strategic Development	Aspen Aerogels, Inc. and Rhode Island and Georgia Subsidiaries.
Virginia H. Johnson	Chief Legal Officer, General Counsel and Corporate Secretary	Aspen Aerogels, Inc. and Rhode Island and Georgia Subsidiaries.
Poongunran Muthukumaran	Assistant Secretary	Aspen Aerogels, Inc. and Rhode Island and Georgia Subsidiaries.